Exhibit 10 NAVISTAR FINANCIAL CORPORATION AND SUBSIDIARIES MATERIAL CONTRACTS
The following documents of Navistar Financial Corporation (“the Corporation”) are incorporated herein by reference:

Exhibit 10.1
Series 2009-1 Indenture Supplement to the Indenture, dated November 10, 2009, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, a New York banking corporation, as Indenture Trustee.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on November 17, 2009.   Commission File No. 001-04146.

Exhibit 10.2
Amendment No. 8 to the Pooling and Servicing Agreement, dated November 10, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee.  Filed as Exhibit 10.2 to the Corporation’s Form 8-K on November 17, 2009.   Commission File No. 001-04146.

Exhibit 10.3
Amendment No. 1 to Series 2004-1 Supplement to Pooling and Servicing Agreement, dated November 10, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee.  Filed as Exhibit 10.3 to the Corporation’s Form 8-K on November 17, 2009.   Commission File No. 001-04146.

Exhibit 10.4
Amendment No. 1 to the Master Owner Trust Agreement, dated November 10, 2009, between Navistar Financial Securities Corporation and Deutsche Bank Trust Company Delaware, a Delaware banking corporation, as Master Owner Trust Trustee.  Filed as Exhibit 10.4 to the Corporation’s Form 8-K on November 17, 2009.   Commission File No. 001-04146.

Exhibit 10.5
Amendment No. 5 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated November 10, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee.  Filed as Exhibit 10.5 to the Corporation’s Form 8-K on November 17, 2009.   Commission File No. 001-04146.

Exhibit 10.6
Amendment to Amended and Restated Certificate Purchase Agreement, dated November 10, 2009, among Navistar Financial Corporation, Navistar Financial Securities Corporation, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.), as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser. Filed as Exhibit 10.6 to the Corporation’s Form 8-K on November 17, 2009.   Commission File No. 001-04146.

Exhibit 10.7
Amended and Restated Credit Agreement, dated as of December 16, 2009, by and among Navistar Financial Corporation, a Delaware corporation, and Navistar Financial, S.A. DE C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.

Exhibit 10.8
Second Amended and Restated Parent Guarantee, dated as of December 16, 2009, by Navistar International Corporation, a Delaware corporation, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Amended and Restated Credit Agreement.   Filed as Exhibit 10.2 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.

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Exhibit 10.9
Second Amended and Restated Parents’ Side Agreement, dated as of December 16, 2009, by and between Navistar International Corporation, a Delaware corporation, and Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation, for the benefit of the lenders from time to time party to the Amended and Restated Credit Agreement. Filed as Exhibit 10.3 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.

Exhibit 10.10
First Amendment, dated as of December 16, 2009, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement.  Filed as Exhibit 10.4 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.

Exhibit 10.11
Note Sale Agreement, dated as of December 16, 2009, between Navistar Financial Corporation, a Delaware corporation, and Navistar Financial Asset Sales Corp., a Delaware corporation.  Filed as Exhibit 10.5 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.

Exhibit 10.12
Note Purchase Agreement, dated as of December 16, 2009, by and between Navistar Financial Asset Sales Corp., a Delaware corporation, and Wells Fargo Equipment Finance, Inc., a Minnesota corporation.   Filed as Exhibit 10.6 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.

Exhibit 10.13
Servicing Agreement, dated as of December 16, 2009, by and between Navistar Financial Corporation, a Delaware corporation, and Wells Fargo Equipment Finance, Inc., a Minnesota corporation.  Filed as Exhibit 10.7 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.

Exhibit 10.14
Loan and Security Agreement, dated as of December 16, 2009, by and between Navistar Financial Corporation, a Delaware corporation, and Wells Fargo Equipment Finance, Inc., a Minnesota corporation.   Filed as Exhibit 10.8 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.

Exhibit 10.15
Intercreditor Agreement, dated as of December 16, 2009, by and among Navistar Financial Corporation, a Delaware corporation, Wells Fargo Equipment Finance, Inc., a Minnesota corporation, Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Amended and Restated Credit Agreement.  Filed as Exhibit 10.9 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.

Exhibit 10.16
Treasurer’s Agreement Number 3 to the Amended and Restated Master Intercompany Agreement dated as of April 1, 2007.   Filed as Exhibit 10.1 to the Corporation’s Form 8-K on February 2, 2010.   Commission File No. 001-04146.

Exhibit 10.17
Series 2010-1 Indenture Supplement to the Indenture, dated February 12, 2010, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, a New York banking corporation, as Indenture Trustee.   Filed as Exhibit 10.1 to the Corporation’s Form 8-K on February 16, 2010.   Commission File No. 001-04146.

Exhibit 10.18
Operating Agreement, dated March 5, 2010, among Navistar Financial Corporation, Navistar, Inc., Navistar International Corporation, General Electric Capital Corporation and GE Capital Commercial Inc.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on March 9, 2010.   Commission File No. 001-04146.

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